Exhibit 99.1

October 3, 2024

Office of the Chief Accountant

Securities and Exchange Commission

460 Fifth Street N. W.

Washington, DC 20549

Re: AMMO, Inc.

Commission File Number 001-13101

Dear Sirs:

We have received a copy of, and are in agreement with, the statements being made by AMMO, Inc. in Item 4.02 of its Form 8-K dated October 3, 2024 and captioned “Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.”

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Sincerely,

/s/ PANNELL KERR FORSTER OF TEXAS P.C.

Pannell Kerr Forster of Texas, P. C.

Houston, Texas